Exhibit 99.1

Harnessing the Power of Jasper’s Differentiated c - Kit Therapeutic Approach Nasdaq: JSPR January 2023 Exhibit 99.1

2 Briquilimab is an investigative drug and is not approved for any indication Safe Harbor Statements Forward - Looking Statements This investor presentation and any accompanying oral presentation (together, this “Presentation”) contain forward - looking statements . All statements other than statements of historical fact contained in this Presentation, including statements regarding the future opportunities and prospects of Jasper Therapeutics, Inc . (together with its subsidiary, “Jasper” or the “Company”), including milestones, business strategy, and plans and objectives for future operations, are forward - looking statements . Jasper has based these forward - looking statements on its estimates and assumptions and its current expectations and projections about future events . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the “Risk Factors” section of the Company’s Annual Reports on Form 10 - K for the year ended December 31 , 2021 , Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K that the Company has subsequently filed or may subsequently file with the SEC . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this Presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . Accordingly, you should not rely upon forward - looking statements as predictions of future events . Jasper undertakes no obligation to update publicly or revise any forward - looking statements for any reason after the date of this Presentation or to conform these statements to actual results or to changes in Jasper’s expectations . Industry and Market Data Certain data in this Presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources . Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this Presentation . Such data involves risks and uncertainties and is subject to change based on various factors . Trademarks The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use shou ld not be construed as an endorsement of the products or services of the Company.

3 Briquilimab is an investigative drug and is not approved for any indication Briquilimab is an anti c - Kit antibody for acute and chronic therapy in multiple mast and stem cell diseases Clinical validation in 5 for 5 transplant indications Therapeutic development in chronic disease Efficient development with near - term catalysts Acute myeloid leukemia (AML) Myelodysplastic syndrome (MDS) Severe combined immunodeficiency (SCID)_ Sickle cell disease (SCD) Fanconi anemia (FA) Low to Int. Risk MDS (Expected Start March/ April 2023) Chronic Spontaneous Urticaria (CSU) (Expected Start Q3 2023) Initial data expected: Late 2023: Lower to Int. Risk MDS Mid 2024: CSU Expansion opportunities: chronic inducible urticaria, allergic asthma, prurigo nodularis , eosinophilic esophagitis SCID BLA submission targeted for 2024 Multiple transplant studies currently funded and run by partners

4 Briquilimab is an investigative drug and is not approved for any indication Tyrosine kinase KIT plays a central role in regulating mast and stem cell survival Play a key role in immune system through the release of compounds that induce inflammation (degranulation) Unregulated mast cell activation may cause episodes of hives and inflammation (i.e. Chronic U rticaria ) Mast Cells Stem Cells Briquilimab blocks c - Kit signaling and may lead to lasting depletion of mast cells in Chronic Urticaria and other mast cell diseases Hemopoietic stem cells are the pluripotent cells that drive ongoing production of red blood cells, platelets and immune cells Many blood cancers and genetic diseases can be cured by depleting diseased stem cells and replacing with donor or gene modified stem cells Briquilimab can be added to existing transplant regimens to block c - Kit signaling on stem cells and potentially deliver more effective transplants Mast Cell Blocking c - Kit signaling depletes mast cells c - Kit

5 Briquilimab is an investigative drug and is not approved for any indication SCF c - KIT ( CD117) Briquilimab Briquilimab Blocks SCF binding to c - Kit (CD117) to directly inhibit receptor signaling Validated Mechanism of Action Briquilimab is designed to directly block SCF from binding to c - Kit (CD117) with high affinity and avidity • Aglycoslyated IgG1 antibody directly inhibits stem cell factor from binding to the c - Kit receptor on mast and stem cells • Inhibition of SCF signaling leads to depletion of mast cells in the skin and hematopoietic stem cells in the bone marrow • Wide therapeutic potential across a range of mast and stem cell - mediated diseases Favorable Drug Properties • Kd < 5pM affinity to human c - Kit with IC50 ~ 70pM • Human mast cell survival bioassay IC50 ~12.5nM • No Fc mediated ADCC or complement mediated cytotoxicity which reduces risk of adverse effects related to express CD117 • Human clinical data as IV or Sub - Q delivery Encouraging Clinical Profile • Predictable clearance from ages 3yrs to 79yrs, no need to monitor PK • Demonstrated single agent lasting depletion of mast cells • Demonstrated efficacy in 5 clinical transplant studies • No briquilimab - related SAEs reported Briquilimab is optimally designed to directly block c - Kit signaling

6 Briquilimab is an investigative drug and is not approved for any indication Briquilimab Therapeutic Development

7 Briquilimab for Chronic Urticaria

8 Briquilimab is an investigative drug and is not approved for any indication Briquilimab c - Kit and mast cell activity Activity Assay Result Binding affinity to human c - Kit Fc dimer Kd < 5 pM Biacore assessment of c - Kit signaling neutralization Ki 70pM Human mast cell c - Kit phosphorylation bioassay IC 50 1.8nM Human mast cell survival bioassay IC 50 12.5nM Monkey mast cell cutaneous wound proliferation assay Vehicle: 150% increase in tryptase positive mast cells JSP191 (0.3, 1.0, 3.0 mg/kg): 50% reduction vs. baseline Monkey basal mast cell depletion model JSP191 (0.3, 1.0, 3.0 mg/kg): 16 - 21% depletion Monkey lung mast cell depletion model JSP191 (0.3, 1.0, 3.0 mg/kg): Dose dependent depletion Source: Amgen internal data

9 Briquilimab is an investigative drug and is not approved for any indication Source: Amgen Research Report 2006488 Briquilimab mast cell depletion in non - human primates following cutaneous wound injury

10 Briquilimab is an investigative drug and is not approved for any indication Source: Amgen research report R2006481 Briquilimab mast cell depletion in lungs of non - human primates

11 Briquilimab is an investigative drug and is not approved for any indication Briquilimab can be dosed IV or subcutaneously (SQ) Briquilimab IV serum concentrations Time (days) C o n c e n t r a t i o n o f J S P 1 9 1 i n S e r u m ( n g / m L ) 0 7 14 21 1 10 100 1000 10000 100000 -0001 (0.1 mg/kg) -0002 (0.1 mg/kg) -0003 (0.1 mg/kg) -0004 (0.3 mg/kg) -0006 (0.3 mg/kg) -0008 (0.3 mg/kg) -0013 (0.3 mg/kg) -0014 (0.3 mg/kg) -0015 (0.3 mg/kg) -0011 (0.6 mg/kg) -0007 (1 mg/kg) -0009 (1 mg/kg) -0010 (1 mg/kg) -0016 (0.6 mg/kg) Briquilimab subcutaneous serum concentrations Source: Jasper SCID Study, Amgen Phase I Study Data

12 Briquilimab is an investigative drug and is not approved for any indication Phase I: Briquilimab robustly depletes tryptase and c - Kit positive skin mast cells *Punch Biopsy Wound Model  Source: Amgen Phase 1a (SAD = 71 briquilimab patients; MAD = 8 briquilimab patients) Briquilimab Phase 1a (N=71): Reduction in SCF (c - Kit) positive and Tryptase positive mast cells* No briquilimab - related SAEs in any clinical studies to date (>130 subjects treated) c - Kit + Mast Cells Tryptase+ Mast Cells

13 Briquilimab is an investigative drug and is not approved for any indication Celldex’s barzolvolimab has demonstrated proof - of - concept of c - Kit signal blockade for Chronic Spontaneous Urticaria patients Source: Celldex EAACI 2022 Presentation (June 30, 2022) Barzolvolimab Phase 1b MAD (IV) Shows Efficacy in Chronic Spontaneous Urticaria Patients

14 Briquilimab is an investigative drug and is not approved for any indication Potential initial clinical study for Briquilimab in Chronic Spontaneous Urticaria Chronic Spontaneous Urticaria (CSU) Patient Population • H1 - antihistamines refractory • Xolair - naïve and/or Xolair - failed Expected Enrollment • 20 - 40 patients Study Duration • 12 - 18 months Timing • Targeting Q2 2023 IND with Q3 2023 Study Start Trial Design • Randomized, Placebo - Controlled • Test multiple ascending doses/frequencies • 12 - week activity assessment with potential study expansion Endpoints • PK/PD • Safety and tolerability • Urticaria Activity Score (UAS7) • Itch Severity Score (ISS7) • Hives Severity Score (HSS7) • Angioedema Activity Score (ASS7)

15 Briquilimab is an investigative drug and is not approved for any indication Key points of differentiation between Briquilimab and Barzolvolimab (CDX - 0159) Key Similarities Key Differences 1 c - Kit (CD117) monoclonal antibody o Both antibodies are humanized, aglycosylated IgG1 inhibitors of c - Kit signaling on mast cells 2 On - target depletion of mast cells o Phase 1a data suggests similar, dose - dependent inhibition of c - Kit positive and tryptase positive mast cells in the skin 3 Comparable PK/PD profile o Phase 1a data (IV and SQ) suggests similar, predictable, PK profiles 1 2 3 Potential first to market anti c - Kit mAb o Briquilimab SCID indication with potential BLA filing in 2024 Briquilimab directly blocks SCF binding o Direct and complete blockage of ligand binding to the c - Kit receptor Proven to work in multiple diseases o Effective in transplant for AML, MDS, SCID, Fanconi Anemia and Sickle Cell Disease Source: Alvarado et al Allergy 2022:00:1 - 11; Maurer et al AAAAI, February 2022; Celldex EAACI 2022 Presentation (June 30, 2022), Jasper Internal Data

16 Briquilimab is an investigative drug and is not approved for any indication Chronic urticaria represents a significant and expanding market, with estimated 1+ million potential patients Given Xolair’s low penetration, experts believe the antihistamine - failed market is poised for significant growth and has room for a multiple new agents CSU CIndU 2.1M per year 1M per year TREATED POPULATION G6 nations (~1/3 of CU) TREATED POPULATION G6 nations (~2/3 of CU) 850K 400K ANTIHISTAMINE - FAILED ~40% patients not well - controlled with antihistamines* ANTIHISTAMINE - FAILED, BIOLOGIC - ELIGIBLE ~40% of patients are not well - controlled with antihistamines XOLAIR - FAILED • ~13% of biologic - eligible patients receive Xolair (~$2K/mo.) • ~1/3 of patients have an inadequate response to Xolair 37K NO APPROVED THERAPIES 1M+ Potentially Briquilimab Eligible Source: Market research conducted by Novartis (presentation in 2021)

17 Briquilimab is an investigative drug and is not approved for any indication There is a significant unmet need for Chronic Urticaria patients who fail antihistamines – safer, more effective therapies are needed *Montelukast = Leukotriene receptor antagonist; cyclosporine = immunosuppressant; dapsone = sulphone Sources: [1] GlobalData; [2] Zuberbier T, et al. (2021) European Journal of Allergy and Clinical Immunology; [3] Omalizumab prescribing information ; [4] Market research conducted by Novartis (presentation in 2021). Chronic Urticaria 1.5 - 3 million cases in the US 1 H - 1 Antihistamines Antihistamine - Failed Population Approved Therapies 2 Limitations • Zyrtec • Claritin • Xolair (only approved agent in CSU; 2014)* • Non - approved agents: cyclosporine, montelukast, dapsone* • 30 - 50% of patients are still uncontrolled after FDA - approved doses 2 • 20 - 40% of patients have an inadequate response to Xolair 3 • Low penetration rate of Xolair (~13%) due to black box warning for anaphylaxis 4 Significant unmet need in Chronic Urticaria patients who fail antihistamines Safer, more effective therapies are needed to meet market potential

18 Briquilimab is an investigative drug and is not approved for any indication Briquilimab can expand beyond Chronic Urticaria into other mast cell - mediated and inflammatory diseases Chronic Inducible Urticaria Severe Asthma Other Mast Cell Diseases Mast Cell - Mediated Diseases (Addressed by c - Kit Inhibition) Numerous mast - cell mediated diseases are still inadequately controlled by current treatment options 5 • Prurigo Nodularis : 75K patients biologic - eligible (US) 3 ,5 • Eosinophilic Esophagitis: 50K patients biologic - eligible (US) 4,5 Life - threatening disease with no approved biologics for ~50% of patients who lack Type 2 - high disease 5 Patients are inadequately controlled by antihistamines; only approved biologic therapy (Xolair) has significant safety concerns 5 • CIndU : 80K patients biologic - eligible (US) 1,5 • Severe Asthma: 500K patients biologic - eligible (US) 2,5 Source: [1] GlobalData; [2] Hekking, PW, et al. American Academy of Allergy, Asthma & Immunology, 2014; [3] Stander S, et al. American Academy of Dermatology, 2020; [4] Dellon ES, Gastroenterol Clin North Am., 2014; [5] Physician interviews conducted by Jasper in 2022

19 Briquilimab for Lower to Intermediate Risk MDS

20 Briquilimab is an investigative drug and is not approved for any indication Briquilimab’s ability to directly deplete cancerous stem cells may be leveraged as a disease - modifying therapeutic in lower to intermediate risk MDS patients LR - MDS: Lower - Risk Myelodysplastic syndromes MDS HSCs Briquilimab Normal HSCs Briquilimab administered in a LR - MDS patient Shift of HSCs towards normal hematopoiesis P atient s are currently managed with supportive / stimulating therapies that do not target diseased cells - Platzbecker et al., 2021 Leukemia “ There is a tremendous unmet need for new treatments for MDS; rates of relapse are high, and many patients are not eligible for existing approved therapies...”

21 Briquilimab is an investigative drug and is not approved for any indication Briquilimab depletion may enable healthy HSCs to take over the bone marrow niche and restore functional hematopoiesis [1] Kwon et al, Blood 2019 [2] Amgen Phase I healthy volunteer data (unpublished) Briquilimab depletion and rebound of healthy HSCs 2 Reticulocytes MDS cells are depleted and stay depleted Healthy HSCs are depleted, recover and expand Briquilimab lasting depletion of MDS cells in Xenograft model 1

22 Briquilimab is an investigative drug and is not approved for any indication A Phase I open - label, dose - escalation, safety and tolerability study of briquilimab as a second line therapy in patients with lower - risk myelodysplastic syndrome HI - E: Hematologic Improvement - Erythroid; Hematologic Improvement - Platelet; Hematologic Improvement - Neutrophil (IWG 2018 criteria ) • Primary Objectives: Safety, tolerability and DLT of MAD briquilimab • Secondary Objectives: PK, Efficacy by HI - E/HI - P/HI - N and duration of response, reduction in RBC transfusions, ORR and duration of response by IWG 2006, progression free survival • Exploratory: Depletion of leukemic stem & progenitor cells, hematopoietic stem & progenitor cells, molecular characteristics of LSCs/HSCs/HPCs, cytokine profile, briquilimab immunogenicity Key Assessments Population • IPSS - R very low, low or intermediate risk MDS patients • RBC transfusion dependence, thrombocytopenia or neutropenia Single Arm Design • Dosing: 4 cohorts – 0.3 mg /kg (w/ sentinel dose of 0.1 mg /kg ), 0.6 mg /kg , 0.9 mg /kg , 1.2 mg /kg • Dose cycles: Every 8 weeks • Size: 3 - 6 per cohort

23 Briquilimab is an investigative drug and is not approved for any indication Lower to intermediate risk MDS market opportunity MDS INCIDENCE (G7) 1 ~32,000 Lower to Intermediate Risk MDS (IPSSR ≤3.5)* 2,3 ~22,500 (70%) RBC - Transfusion Dependent 4,5 ~11,250 (50%) Erythropoietin Stimulating Agent (ESA) Market *Median survival for very low and low risk MDS is 8.8 years and 5.3 years, respectively. Sources: [1] Lubeck 2016, Blood; [2] GlobalData; [3] Greenberg 2012, Blood; [4] de Swart 2015, BJHaem ; [5] de Swart 2020, Haematologica

24 Briquilimab is an investigative drug and is not approved for any indication Briquilimab Transplant Development

25 Sickle Cell & Beta Thalassemia

26 Briquilimab is an investigative drug and is not approved for any indication » Sickle cell disease (SCD) is a group of inherited red blood cell / hemoglobin disorders; patients with SCD have misshapen red blood cells, which prevents normal cell function / behavior » Patients typically develop chronic problems such as renal disease, lung disease, and pulmonary hypertension, putting them at high risk for complications when treated with chemotherapy / radiation » The NHLBI (NIH) is studying a briquilimab combination with alemtuzumab, low - dose irradiation, sirolimus + HSCT to potentially cure patients with sickle cell disease » First three briquilimab treated SCD patients have achieved successful transplant with first two patients at 100% donor myeloid chimerism at 60 days. First patient has achieved total hemoglobin of 13.3 g/dL at 5 months. Phase I: Addition of briquilimab to non - myeloablative hematopoietic cell transplantation for Sickle Cell Disease and Beta - Thalassemia SCD patients • High - risk SCD • 6/6 HLA matched family donor available • Percent myeloid (CD14/15) chimerism • Donor stem cell engraftment • Safety / GVHD Study Endpoints NCT05357482 Single Arm Trial Design Briquilimab 0.6 mg/kg - 11 Donor Cells Sirolimus 0 Alemtuzumab - 1 - 2 - 3 - 4 - 5 TBI 300cGy - 7 - 6

27 SCID

28 Briquilimab is an investigative drug and is not approved for any indication Briquilimab conditioning for severe combined immunodeficiency (SCID) T - B - : A form of severe combined immunodeficiency (SCID) is the T cell - negative (T - ), B cell - negative (B - ) SCID phenotype Jasper SCID Strategy: • Establish Single Agent Activity POC • Focus on Re - transplant T - B - Subjects • FDA Supportive of Ultra - Orphan Data Package • Potential Priority Review Voucher

29 Briquilimab is an investigative drug and is not approved for any indication Briquilimab SCID phase I results: Safety and tolerability to date Clinical Safety • No briquilimab - related serious adverse events (SAEs) • No myelosuppression • No significant infusion reactions Source: Agarwal R, et al. Clinical Immunology Society Annual Meeting (CIS); 2022 Mar 31 - Apr 3; Charlotte, NC Clinical Setting • Protocol amended to allow for outpatient administration of briquilimab • Based on safety and successful HSC engraftment in re - transplant SCID subjects, the study of briquilimab has been expanded to include newly diagnosed infants with SCID

30 Briquilimab is an investigative drug and is not approved for any indication Potential near - term biologics license application (BLA) and PRV opportunity for briquilimab in SCID SCID re - transplant patients are ultra orphan, high unmet need population Focus on current clinical data with briquilimab in 10 SCID re - transplant T - B - patients o Immune reconstitution (chimerism, naïve T - cells) o Function immunity (reduction of IVIG, infections, response to vaccination) Additional longitudinal data in existing patients and separate natural history data SCID is a lethal genetic immune disorder where HCT is the only proven cure T - B - : A form of severe combined immunodeficiency (SCID) is the T cell - negative (T - ), B cell - negative (B - ) SCID phenotype Potential FDA filing strategy Briquilimab granted Rare Pediatric Disease Designation in SCID and may be eligible for Priority Review Voucher (PRV) with approval

31 Fanconi Anemia

32 Briquilimab is an investigative drug and is not approved for any indication Fludarabine Cyclophosphamide » Fanconi is an inherited DNA repair deficiency that leads to progressive failure of hematopoietic stem and progenitor cells and transfusion dependency » Allogeneic stem cell transplant is the only current cure, however Fanconi patients are highly susceptible to toxic side effects of conditioning with radiation or alkylating agents » Successful allogeneic transplant will result in healthy bone marrow with normal DNA repair capabilities and normal blood cell counts » Stanford is studying a briquilimab based conditioning regimen plus a TCR αβ + T - cell/CD19+ B - cell Depleted Hematopoietic Graft to cure Fanconi patients with reduced risk of GVHD » The first two patients have achieved 100% donor myeloid chimerism along with recovery of normal blood counts. To date no GVHD or Veno - Occlusive Disease has been reported; grade 3 mucositis was observed. • Fanconi patients in bone marrow failure • > 5 / 10 HLA - matched related or unrelated donor • Safety • Donor stem cell engraftment • Restoration of blood counts Study Endpoints Single Arm Trial Design 0 - 12 - 10 - 9 - 8 - 1 - 2 - 3 - 4 - 5 Briquilimab 0.6 mg/kg Rituxan ATG Donor Cells Source: Agarwal R, et al. EBMT’s Inborn Errors Working Party Annual Meeting (IEWP); 2022 Sep 23 - Apr 25; Paris, France Phase I: Depleted donor stem cell transplant in children and adults with Fanconi Anemia after being conditioned with a regimen containing briquilimab

33 Briquilimab is an investigative drug and is not approved for any indication Potential Fanconi Anemia development path for briquilimab Continue to enroll under current protocol (n up to 12) Discuss path to BLA with FDA with 6 - month data in first three patients o Example: Rocket Pharmaceuticals has communicated that FDA guidance of gene therapy efficacy in at least 5 of 12 patients may be sufficient to support a potential BLA filing 1 Consider expansion to additional clinical sites following FDA discussion Allogeneic stem cell transplant can restore bone marrow and blood formation in Fanconi Anemia patients Development strategy Successful development of briquilimab in Fanconi Anemia may lead to rare pediatric disease designation and a Priority Review Voucher 1. Rocket Pharmaceuticals January 2023 Investor Presentation

34 Briquilimab is an investigative drug and is not approved for any indication Briquilimab development plan 2023 2024 2025 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q LR - MDS SCID Urticaria Additional LR - MDS Study (n=12 - 16) LR - MDS Expansion (n=40 - 50) Natural History Follow - Up BLA Submission (Rolling) IND Phase I /II MAD study (n=40) Sickle Cell Disease, Fanconi Anemia and Other Studies Funded and Executed by Academic and Institutional Partners Additional Re - transplant Patients

Harnessing the Power of Jasper’s Differentiated c - Kit Therapeutic Approach Nasdaq: JSPR January 2023

36 Briquilimab is an investigative drug and is not approved for any indication Additional Slides

37 AML / MDS

38 Briquilimab is an investigative drug and is not approved for any indication AML/MDS Study: Single agent briquilimab depletes diseased stem & progenitor cells in bone marrow in 5 to 7 days Stem and progenitor cell depletion following briquilimab 0.6 mg/kg single dose in AML/MDS patients Muffly L et al. Tandem Meetings Transplantation and Cellular Therapy (TCT) 2022 April 23 - 26; Salt Lake City, UT Screening Marrow aspirate #2 Marrow aspirates collected at screening and prior to administration of Flu/TBI (prior to projected maximum briquilimab effect) Marrow aspirate #1 Transplant -0% -20% -40% -60% -80% -100% % Depletion of CD34+ CD45RA - CD117+ cells (% Myeloid chimerism at last follow up)

39 Briquilimab is an investigative drug and is not approved for any indication Briquilimab based conditioning demonstrates donor cell takeover of bone marrow stem cells and elimination of detectable cancer in older patients (Median donor chimerism) Clearance of detectable cancer Donor cell takeover of the bone marrow (Measurable residual disease by flow cytometry) 82% 18% Briquilimab /Flu/TBI n=11 100% MRD Positive MRD Negative 56% 44% Flu/TBI n=41 1 100% MRD positive MRD negative 0 285690 180 360 0 20 40 60 80 100 Days after HSCT % D o n o r d e r i v e d i n t o t a l P B M C Total Chimerism 0 285690 180 360 0 20 40 60 80 100 Days after HSCT % D o n o r d e r i v e d i n C D 3 + c e l l s T Cell Chimerism 0 285690 180 360 0 20 40 60 80 100 Days after HSCT % D o n o r d e r i v e d i n C D 1 5 + c e l l s Myeloid Chimerism Phase 1a (200 cGy TBI) Phase 1b (300 cGy TBI) 0003 0004 0005 0009 0010 0011 0018 0013 0016 0017 0020 0021 0024 0025 0022 0030 0031 0033 0036 0037 0038 0034 0035 0040 Percent donor CD15+ cells 0 285690 180 360 0 20 40 60 80 100 Days after HSCT % D o n o r d e r i v e d i n t o t a l P B M C Total Chimerism 0 285690 180 360 0 20 40 60 80 100 Days after HSCT % D o n o r d e r i v e d i n C D 3 + c e l l s T Cell Chimerism 0 285690 180 360 0 20 40 60 80 100 Days after HSCT % D o n o r d e r i v e d i n C D 1 5 + c e l l s Myeloid Chimerism Phase 1a (200 cGy TBI) Phase 1b (300 cGy TBI) 0003 0004 0005 0009 0010 0011 0018 0013 0016 0017 0020 0021 0024 0025 0022 0030 0031 0033 0036 0037 0038 0034 0035 0040 Percent donor CD3+ cells [1] Paras G, Morsink LM, Othus M, et al. Conditioning intensity and peritransplant flow cytometric MRD dynamics in adult AML. Blood. 2022;139(11):1694 - 1706

40 Briquilimab is an investigative drug and is not approved for any indication No briquilimab - related SAEs, no 100 - day transplant related mortality and proof of concept for outpatient stem cell transplant Clinical Safety • No briquilimab - related SAEs • No significant briquilimab infusion reactions • One subject with refractory late onset grade 3 acute GI GVHD • One subject with secondary graft failure • No 100 - day transplant - related mortality • No significant mucositis, hypersensitivity, hepatotoxicity, or other organ damage Clinical Setting • Protocol allows for outpatient conditioning • 14 subjects given outpatient briquilimab along with outpatient transplant SAE: Serious Adverse Event; GI - GVHD: Gastrointestinal Graft vs. Host Disease NCT04429191

41 Briquilimab is an investigative drug and is not approved for any indication 0.6 mg/kg IV Briquilimab Pharmacokinetics: consistent and predictable clearance 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 100 1000 10000 Time (days) Concentration of JSP191 in Serum (ng/mL) 3000 300 30000 Muffly L et al. Tandem Meetings Transplantation and Cellular Therapy (TCT) 2022 April 23 - 26; Salt Lake City, UT 95% CI

42 Preclinical

43 Briquilimab is an investigative drug and is not approved for any indication Briquilimab 6 - month non - human primate (NHP) toxicology study • 4 groups (control, 1, 30, 300 mg/kg weekly subcutaneous), n=8 to 12 per group, 50% female • Dosing for 26 weeks followed by 32 - week treatment - free phase • Test article - related clinical signs: Paleness of skin and fur in all males and females given 30 or 300mg/kg • Test related clinical pathology effects: o Adverse hematology change due to decrease in absolute reticulocyte counts and red cell mass at 30 and 300 mg/kg weekly o Adverse effect on sperm motility, density, morphology; decreased weight of epididymis and testes; germ cell loss in epididymis and testes o Increased platelet counts in 30 and 300 mg/kg group o Decreased number of colonic mast cells o All clinical pathology resolved by end of 32 - week treatment - free phase • Anti - drug antibodies: Binding antibodies detected in 13/28 (46%) dosed animals of which 6 also tested positive for neutralizing antibodies Source: Amgen Report 109076

44 Briquilimab is an investigative drug and is not approved for any indication Reticulocytes and Hemoglobin Levels – 6mo NHP toxicology study Source: Amgen Report 109076

45 Briquilimab is an investigative drug and is not approved for any indication White Blood Cells – 6mo NHP toxicology study 0 5 10 15 20 25 Pre 15Pre 22 Dose 15 Dose 29 Dose 57 Dose 85 Dose 113 Dose 141 Dose 169 Dose 183 Post 29Post 57Post 85 Post 113 Post 141 Pose 169 Post 197 Post 225 WBC E3/uL Males 0 mg/kg 1 mg/kg 30 mg/kg 300 mg/kg 0 5 10 15 20 25 Pre 15 Pre 22Dose 15Dose 29Dose 57Dose 85 Dose 113 Dose 141 Dose 169 Dose 183 Post 29Post 57Post 85 Post 113 Post 141 Pose 169 Post 197 Post 225 WBC E3/uL Females 0 mg/kg 1 mg/kg 30 mg/kg 300 mg/kg Source: Amgen Report 109076

46 Phase I Healthy Volunteers

47 Briquilimab is an investigative drug and is not approved for any indication * All mild (Grade 1) AEs except for two Grade 2 events Briquilimab (JSP191/AMG191) Phase I SAD Study: Adverse events of interest

48 Briquilimab is an investigative drug and is not approved for any indication Phase I – Human SAD

49 Briquilimab is an investigative drug and is not approved for any indication Phase I – Human SAD Study Day

50 Briquilimab is an investigative drug and is not approved for any indication MAD – Grade 3 adverse event One subject reported an allergic reaction 36 hours after 2nd dose in cohort 1 (14 mg q2w) •Urticaria, facial angioedema, no respiratory symptoms, no clinically relevant changes in vital signs •No previous report of urticaria or angioedema •Treatment with promethazine 25 mg and prednisone 40 mg, cetirizine 10 mg •Within 15 hours, urticaria symptoms resolved and angioedema improved (mild periorbital and upper lip swelling) •Urticaria returned the following day despite continued cetirizine and resolved following additional treatment with prednisone •Subject received no further b riquilimab /placebo

51 Briquilimab is an investigative drug and is not approved for any indication Phase I: Healthy volunteer immunogenicity summary • Pre - existing ADAs: 2/77 (Briquilimab (AMG191) treated subjects) • Developing ADAs: 13/77 • Neutralizing ADAs: 8/77 • Post - dose ADAs seen in subjects given 20mg SC or greater, but no clear relationship to dose or results of punch biopsy wound model